UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22334

Western Asset Global Corporate Defined Opportunity Fund Inc.
(Exact name of registrant as specified in charter)

55 Water Street, New York, NY			10041
(Address of principal executive offices)			(Zip code)

Robert I. Frenkel, Esq. Legg Mason & Co., LLC 100 First Stamford Place, Stamford, CT 06902
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(888) 777-0102

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2010

ITEM 1.        REPORT TO STOCKHOLDERS.

The Semi-Annual Report to Stockholders is filed herewith.

April 30, 2010

Semi-Annual Report

Western Asset Global Corporate Defined Opportunity Fund Inc.
(GDO)

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

II	Western Asset Global Corporate Defined Opportunity Fund Inc.

Fund objectives

The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation.

What’s inside

Letter from the chairman	II

Investment commentary	III

Fund at a glance	1

Schedule of investments	2

Statement of assets and liabilities	11

Statement of operations	12

Statement of changes in net assets	13

Statement of cash flows	14

Financial highlights	15

Notes to financial statements	16

Board approval of management and subadvisory agreements	25

Dividend reinvestment plan	28

Letter from the chairman

Dear Shareholder,

We are pleased to provide the semi-annual report of Western Asset Global Corporate Defined Opportunity Fund Inc. for the period from the Fund’s commencement of operations on November 24, 2009 through April 30, 2010 (the “reporting period”).

Please read on for Fund performance information and a detailed look at prevailing economic and market conditions during the Fund’s reporting period. Important information with regard to recent regulatory developments that may affect the Fund is contained in the Notes to Financial Statements included in this report.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com/cef. Here you can gain immediate access to market and investment information, including:

•  Fund prices and performance,

•  Market insights and commentaries from our portfolio managers, and

•  A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.	III

Investment commentary

Economic review

Economic conditions in the U.S. largely improved during the period from the Fund’s commencement of operations on November 24, 2009 through April 30, 2010 (the “reporting period”). This, in turn, had significant implications for the financial markets.

Looking back, the U.S. Department of Commerce reported that U.S. gross domestic product (“GDP”)i contracted four consecutive quarters, beginning in the third quarter of 2008 through the second quarter of 2009. Economic conditions then began to improve in the third quarter of 2009, as GDP growth was 2.2%. A variety of factors helped the economy to regain its footing, including the government’s $787 billion stimulus program, its “Cash for Clunkers” car rebate program, which helped spur an increase in car sales, and tax credits for first-time home buyers. Economic growth then accelerated during the fourth quarter of 2009, as GDP growth was 5.6%. The Commerce Department cited a slower drawdown in business inventories and renewed consumer spending as contributing factors spurring the economy’s higher growth rate. The recovery continued during the first quarter of 2010, as the preliminary estimate for GDP growth was a solid 3.0%. The ongoing economic expansion was largely the result of increased consumer spending, which grew 3.5% during the quarter, versus a tepid 1.6% advance during the last three months of 2009.

Even before GDP growth turned positive, there were signs that the economy was on the mend. The manufacturing sector, as measured by the Institute for Supply Management’s PMIii, rose to 52.8 in August 2009, the first time it surpassed 50 since January 2008 (a reading below 50 indicates a contraction, whereas a reading above 50 indicates an expansion). According to PMI data, manufacturing has now expanded nine consecutive months and April 2010’s PMI reading of 60.4 was the highest since July 2004. The gains in the manufacturing sector were broad-based, as seventeen of the eighteen industries tracked by the Institute for Supply Management grew in April.

There was also some positive news in the labor market. The U.S. Department of Labor reported that employers added 290,000 jobs in April, the largest monthly gain since March 2006. In addition, the Labor Department upwardly revised its new jobs data for the months of February and March 2010. Based on these revisions, an average of 143,000 new jobs a month was created during the first four months of 2010. However, the unemployment rate unexpectedly rose to 9.9% in April compared to 9.7% in March. This appeared to be due to more people looking to re-enter the workforce following the prolonged economic downturn.

There was mixed news in the housing market during the period. According to the National Association of Realtors, after existing home sales fell from December 2009 through February 2010, they increased 7.0% and 7.6% in March and April, respectively. The rebound was largely attributed to people rushing to take advantage of the government’s $8,000 tax credit for first-time home buyers that expired at the end of April. On the downside, there continued to be a large inventory of unsold homes. At the end of April 2010, there was an 8.4 month supply of unsold homes, versus an 8.1 month supply the prior month. In addition, based on its most recent data, the S&P/Case-Shiller Home Price Indexiii indicated that month-to-month U.S. home prices fell for the sixth consecutive month in March 2010. However, U.S. home prices rose a modest 2% in the first quarter of 2010 versus the prior year.

Financial market overview

Over the course of the reporting period, the financial markets were largely characterized by healthy investor risk appetite and solid results by lower-quality bonds.

In the fixed-income market, riskier sectors, such as high-yield bonds and emerging market debt, significantly outperformed U.S. Treasuries during the reporting period. There were a number of factors contributing to the continued turnaround in the financial markets, including improving economic conditions, renewed investor confidence and the accommodative monetary policy by the Federal Reserve Board (“Fed”)iv.

While economic data often surpassed expectations during the reporting period, the Fed remained cautious. As stated by Fed Chairman Bernanke in April 2010, the economy was “far from being out of the woods.” At its meeting in April 2010, the Fed said it “will maintain the target range for the federal funds ratev at 0 to 1/4 percent and continues to anticipate that econo-mic conditions, including low rates of resource

IV	Western Asset Global Corporate Defined Opportunity Fund Inc.

Investment commentary (cont’d)

utilization, subdued inflation trends, and stable inflation expectations, are likely to warrant exceptionally low levels of the federal funds rate for an extended period.”

However, the Fed did take a first step in reversing its accommodative monetary stance. On February 18, 2010, the Fed raised the discount rate, the interest rate it charges banks for temporary loans, from 0.50% to 0.75%. The Fed also announced the conclusion of its $1.25 trillion mortgage securities purchase program at the end of the first quarter of 2010. In addition, the Fed has now closed nearly all of the special liquidity facilities that it created to support the financial markets during the credit crisis.

Fixed-income market review

Continuing the trend that began in the second quarter of 2009, nearly every spread sector (non-Treasury) outperformed equal-durationvi Treasuries during the reporting period. While risk aversion ruled the fixed-income markets during the latter half of 2008 and early 2009, by the end of the first quarter of 2009 there was robust demand for riskier and higher-yielding fixed-income securities. Despite some temporary setbacks, riskier assets continued to perform well during the reporting period.

Both short- and long-term Treasury yields fluctuated during the reporting period. After starting the period at 0.73% and 3.32%, respectively, two- and ten-year Treasury yields then gyrated, rising as high as 1.18% and 4.01%, and falling as low as 0.67% and 3.21%, respectively. Toward the end of the period, yields fell given concerns regarding the escalating debt crisis in Greece. As of April 30, 2010, two- and ten-year Treasury yields were 0.97% and 3.69%, respectively.

Over the reporting period, longer-term Treasury yields increased more than their shorter-term counterparts as economic data improved and there were fears of future inflation given the government’s massive stimulus program. At the same time, with risk aversion being replaced with robust risk appetite, spread sector prices moved higher. For the reporting period, the Barclays Capital U.S. Aggregate Indexvii returned 1.65%.

The high-yield bond market produced strong results during the reporting period. This was due to a variety of factors, including the generally strengthening economy, better-than-expected corporate profits and strong investor demand. All told, the Barclays Capital U.S. High Yield – 2% Issuer Cap Indexviii returned 10.40% over the reporting period.

Emerging market debt prices also rallied during the reporting period. This was triggered by optimism that the worst of the global recession was over, as well as rising commodity prices, solid domestic demand and increased investor risk appetite. Over the reporting period, the JPMorgan Emerging Markets Bond Index Global (“EMBI Global”)ix returned 4.60%.

Performance review

For the period from its commencement of operations on November 24, 2009 through April 30, 2010, Western Asset Global Corporate Defined Opportunity Fund Inc. returned 5.93% based on its net asset value (“NAV”)x and -5.11% based on its New York Stock Exchange (“NYSE”) market price per share. The Fund’s unmanaged benchmark, the Barclays Capital Global Aggregate Corporate Indexxi, returned -0.88% over the same time frame. The Lipper Global Income Closed-End Funds Category Averagexii returned 7.76% for the period from November 30, 2009 through April 30, 2010. Please note that Lipper performance returns are based on each fund’s NAV.

During this period, the Fund made distributions to shareholders totaling $0.52 per share, which may have included a return of capital. The performance table shows the Fund’s total return since its commencement of operations based on its NAV and market price as of April 30, 2010. Past performance is no guarantee of future results.

Performance Snapshot as of April 30, 2010 (unaudited)

Price Per Share	Total Return* Since Commencement of Operations**
2
$19.64 (NAV)	5.93%
$18.46 (Market Price)	-5.11%

All figures represent past performance and are not a guarantee of future results.

*                 Total returns are based on changes in NAV or market price, respectively. Total returns assume the reinvestment of all distributions, including returns of capital, if any, in additional shares in accordance with the Fund’s Dividend Reinvestment Plan. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

**          The Fund commenced operations on November 24, 2009.

Looking for additional information?

The Fund is traded under the symbol “GDO” and its closing market price is available in most

Western Asset Global Corporate Defined Opportunity Fund Inc.	V

newspapers under the NYSE listings. The daily NAV is available on-line under the symbol “XGDOX” on most financial websites. Barron’s and the Wall Street Journal’s Monday edition both carry closed-end fund tables that provide additional information. In addition, the Fund issues a quarterly press release that can be found on most major financial websites as well as www.leggmason.com/cef.

In a continuing effort to provide information concerning the Fund, shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern Standard Time, for the Fund’s current NAV, market price and other information.

As always, thank you for your confidence in our stewardship of your assets.

Sincerely,

R. Jay Gerken, CFA

Chairman, President and Chief Executive Officer

May 28, 2010

RISKS: Fixed-income securities are subject to credit risk, inflation risk, call risk and interest rate risk. As interest rates rise, bond prices fall, reducing the value of the Fund’s holdings. The Fund may invest in lower-rated high-yield bonds which are subject to greater credit risk (risk of default) than higher-rated obligations. Investments in foreign securities involve risks, including the possibility of losses due to changes in currency exchange rates and negative developments in the political, economic or regulatory structure of specific countries or regions. These risks are magnified in emerging markets. The Fund may make significant investments in derivative instruments. Derivative instruments can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Leverage may result in greater volatility of NAV and the market price of common shares and increases a shareholder’s risk of loss.

All investments are subject to risk including the possible loss of principal. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

i                Gross domestic product (“GDP”) is the market value of all final goods and services produced within a country in a given period of time.

ii             The Institute for Supply Management’s PMI is based on a survey of purchasing executives who buy the raw materials for manufacturing at more than 350 companies. It offers an early reading on the health of the manufacturing sector.

iii          The S&P/Case-Shiller Home Price Index measures the residential housing market, tracking changes in the value of the residential real estate market in twenty metropolitan regions across the United States.

iv           The Federal Reserve Board (“Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices and a sustainable pattern of international trade and payments.

v              The federal funds rate is the rate charged by one depository institution on an overnight sale of immediately available funds (balances at the Federal Reserve) to another depository institution; the rate may vary from depository institution to depository institution and from day to day.

vi           Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cash flows.

vii        The Barclays Capital U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

viii     The Barclays Capital U.S. High Yield - 2% Issuer Cap Index is an index of the 2% Issuer Cap component of the Barclays Capital U.S. Corporate High Yield Index, which covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.

ix            The JPMorgan Emerging Markets Bond Index Global (“EMBI Global”) tracks total returns for U.S. dollar-denominated debt instruments issued by emerging market sovereign and quasi-sovereign entities: Brady bonds, loans, Eurobonds and local market instruments.

x               Net asset value (“NAV”) is calculated by subtracting total liabilities and outstanding preferred stock (if any) from the closing value of all securities held by the Fund (plus all other assets) and dividing the result (total net assets) by the total number of the common shares outstanding. The NAV fluctuates with changes in the market prices of securities in which the Fund has invested. However, the price at which an investor may buy or sell shares of the Fund is the Fund’s market price as determined by supply of and demand for the Fund’s shares.

xi            The Barclays Capital Global Aggregate Corporate Index is the corporate component of the Barclays Capital Global Aggregate Index, which is comprised of several other Barclays Capital indices that measure fixed-income performance of regions around the world.

xii         Lipper, Inc., a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments. Returns are based on the period from November 30, 2009 through April 30, 2010, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 16 funds in the Fund’s Lipper category.

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Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	1

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†             The bar graph above represents the composition of the Fund’s investment as of April 30, 2010 and does not include derivatives. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

‡             Represents less than 0.1%.

2	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited)

April 30, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Corporate Bonds & Notes — 88.9%
Consumer Discretionary — 11.0%
Auto Components — 0.5%
Allison Transmission Inc., Senior Toggle Notes	11.250%	11/1/15	770,000		$835,450	(a)(b)(i)
Europcar Groupe SA, Senior Subordinated Notes	8.125%	5/15/14	750,000	EUR	993,594	(b)(i)
Total Auto Components					1,829,044
Diversified Consumer Services — 0.7%
Dignity Finance PLC, Secured Bonds	6.310%	12/31/23	571,696	GBP	979,942
Stonemor Operating LLC/Cornerstone Family Services/ Osiris Holdings, Senior Notes	10.250%	12/1/17	1,500,000		1,586,250	(b)(i)
Total Diversified Consumer Services					2,566,192
Hotels, Restaurants & Leisure — 2.1%
Codere Finance Luxembourg SA, Senior Secured Notes	8.250%	6/15/15	780,000	EUR	1,050,214	(b)
Harrah’s Operating Co. Inc., Senior Secured Notes	11.250%	6/1/17	1,000,000		1,095,000	(i)
Landry’s Restaurants Inc., Senior Secured Notes	11.625%	12/1/15	1,000,000		1,085,000	(b)(i)
MGM MIRAGE Inc., Senior Notes	11.375%	3/1/18	1,000,000		1,032,500	(b)
Mitchells & Butlers Finance PLC, Secured Notes	5.965%	12/15/23	646,604	GBP	1,050,882
Mohegan Tribal Gaming Authority, Senior Secured Notes	11.500%	11/1/17	1,000,000		1,070,000	(b)(i)
NCL Corp. Ltd., Senior Secured Notes	11.750%	11/15/16	1,000,000		1,115,000	(b)
Total Hotels, Restaurants & Leisure					7,498,596
Household Durables — 0.4%
Norcraft Cos. LP/Norcraft Finance Corp., Senior Secured Notes	10.500%	12/15/15	1,500,000		1,601,250	(b)(i)
Leisure Equipment & Products — 0.3%
Carlson Wagonlit BV, Senior Notes	6.415%	5/1/15	840,000	EUR	1,048,517	(b)(c)
Media — 5.9%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	7.875%	4/30/18	2,030,000		2,075,675	(b)
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	8.125%	4/30/20	1,570,000		1,613,175	(b)
Comcast Corp., Senior Notes	5.700%	7/1/19	1,800,000		1,920,683
Daily Mail & General Trust PLC, Senior Bonds	5.750%	12/7/18	1,280,000	GBP	1,793,719
Grupo Televisa SA, Senior Bonds	6.625%	1/15/40	1,730,000		1,783,353
ITV PLC, Senior Notes	10.000%	6/30/14	600,000	EUR	926,769
Lighthouse International Co. SA, Senior Secured Notes	8.000%	4/30/14	740,000	EUR	684,764	(b)
NET Servicos de Comunicacao SA, Bonds	7.500%	1/27/20	920,000		968,300	(b)
Pearson PLC, Senior Bonds	7.000%	10/27/14	1,200,000	GBP	2,070,958
Reed Elsevier Capital Inc., Notes	8.625%	1/15/19	1,180,000		1,499,077
Time Warner Cable Inc., Senior Notes	8.750%	2/14/19	1,500,000		1,882,528
UPC Holding BV, Senior Secured Notes	9.750%	4/15/18	600,000	EUR	864,777	(b)
Videotron Ltee, Senior Notes	7.125%	1/15/20	2,000,000	CAD	2,027,958	(b)
Virgin Media Finance PLC, Senior Bonds	8.875%	10/15/19	560,000	GBP	929,745
Total Media					21,041,481
Multiline Retail — 0.6%
Neiman Marcus Group Inc., Senior Notes	9.000%	10/15/15	2,000,000		2,060,000	(a)(i)
Neiman Marcus Group Inc., Senior Secured Notes	7.125%	6/1/28	180,000		167,400	(i)
Total Multiline Retail					2,227,400

See Notes to Financial Statements

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	3

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Specialty Retail — 0.5%
Blockbuster Inc., Senior Secured Notes	11.750%	10/1/14	1,163,000		$857,713	(b)
Edcon Proprietary Ltd., Senior Notes	3.900%	6/15/14	960,000	EUR	1,019,358	(b)(c)
Total Specialty Retail					1,877,071
Total Consumer Discretionary					39,689,551
Consumer Staples — 5.7%
Food & Staples Retailing — 0.9%
CVS Caremark Corp., Senior Notes	6.125%	9/15/39	1,000,000		1,029,002	(i)
Tesco PLC, Senior Notes	6.125%	2/24/22	1,200,000	GBP	1,984,874	(i)
Total Food & Staples Retailing					3,013,876
Food Products — 0.8%
Campofrio Food Group SA, Senior Notes	8.250%	10/31/16	530,000	EUR	736,149	(b)
Ciliandra Perkasa Finance Co. Pte Ltd., Senior Notes	10.750%	12/8/11	430,000		443,624	(b)
Smithfield Foods Inc., Senior Secured Notes	10.000%	7/15/14	1,500,000		1,691,250	(b)(i)
Total Food Products					2,871,023
Personal Products — 0.6%
Revlon Consumer Products Corp., Senior Secured Notes	9.750%	11/15/15	2,000,000		2,065,000	(b)(i)
Tobacco — 3.4%
Altria Group Inc., Senior Notes	9.700%	11/10/18	2,600,000		3,274,734	(i)
BAT International Finance PLC, Senior Notes	4.875%	2/24/21	1,450,000	EUR	2,032,634
Imperial Tobacco Finance PLC, Senior Notes	8.375%	2/17/16	1,150,000	EUR	1,909,768	(i)
Lorillard Tobacco Co., Senior Notes	8.125%	6/23/19	2,305,000		2,604,625
Reynolds American Inc.	6.750%	6/15/17	2,340,000		2,528,681	(i)
Total Tobacco					12,350,442
Total Consumer Staples					20,300,341
Energy — 9.7%
Energy Equipment & Services — 0.1%
Parker Drilling Co., Senior Notes	9.125%	4/1/18	300,000		308,250	(b)
Oil, Gas & Consumable Fuels — 9.6%
Anadarko Petroleum Corp., Senior Notes	6.450%	9/15/36	1,370,000		1,427,743
Belden & Blake Corp., Secured Notes	8.750%	7/15/12	1,500,000		1,432,500	(i)
Dolphin Energy Ltd., Senior Secured Bonds	5.888%	6/15/19	2,128,500		2,194,075	(b)
Ecopetrol SA, Senior Notes	7.625%	7/23/19	1,650,000		1,856,250	(d)
Energy Transfer Partners LP, Senior Notes	9.700%	3/15/19	1,000,000		1,294,335	(i)
Enterprise Products Operating LLC, Senior Notes	6.500%	1/31/19	1,290,000		1,451,241
Indo Integrated Energy BV, Senior Subordinated Notes	9.000%	6/1/12	470,000		496,066
Infinis PLC, Senior Notes	9.125%	12/15/14	472,000	GBP	751,071	(b)
International Coal Group Inc., Senior Secured Notes	9.125%	4/1/18	480,000		499,200
KazMunaiGaz Finance Sub B.V., Senior Notes	8.375%	7/2/13	1,660,000		1,844,675	(b)(i)
KazMunaiGaz Finance Sub B.V., Senior Notes	11.750%	1/23/15	675,000		852,188	(b)
Kinder Morgan Energy Partners LP, Medium-Term Notes	6.950%	1/15/38	1,330,000		1,488,746
LUKOIL International Finance BV, Bonds	6.356%	6/7/17	310,000		315,038	(b)
LUKOIL International Finance BV, Bonds	6.656%	6/7/22	1,860,000		1,827,450	(b)(i)
Murray Energy Corp., Senior Secured Notes	10.250%	10/15/15	1,000,000		1,045,000	(b)(i)
OPTI Canada Inc., Senior Secured Notes	9.000%	12/15/12	1,000,000		1,030,000	(b)(i)

See Notes to Financial Statements

4	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Oil, Gas & Consumable Fuels — continued
OPTI Canada Inc., Senior Secured Notes	8.250%	12/15/14	540,000		$521,100
Pemex Project Funding Master Trust, Senior Bonds	6.625%	6/15/35	910,000		901,830	(i)
Petroleos de Venezuela SA, Senior Notes	5.250%	4/12/17	2,110,000		1,374,137
Petroleum Co. of Trinidad & Tobago Ltd., Senior Notes	9.750%	8/14/19	2,590,000		3,043,250	(b)
Petronas Capital Ltd.	5.250%	8/12/19	700,000		722,710	(b)
Petronas Capital Ltd., Senior Notes	5.250%	8/12/19	1,780,000		1,822,298	(b)(d)
Plains Exploration & Production Co., Senior Notes	8.625%	10/15/19	1,500,000		1,593,750	(i)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Bonds	6.750%	9/30/19	1,630,000		1,836,050	(b)
Ras Laffan Liquefied Natural Gas Co., Ltd. III, Senior Secured Notes	5.500%	9/30/14	1,050,000		1,128,664	(b)
SandRidge Energy Inc., Senior Notes	9.875%	5/15/16	1,000,000		1,055,000	(b)(i)
Williams Partners LP, Senior Notes	5.250%	3/15/20	610,000		628,617	(b)
Total Oil, Gas & Consumable Fuels					34,432,984
Total Energy					34,741,234
Financials — 36.8%
Capital Markets — 2.8%
Credit Suisse AG, Subordinated Notes	5.400%	1/14/20	320,000		326,395
Goldman Sachs Capital II, Junior Subordinated Bonds	5.793%	6/1/12	1,300,000		1,035,125	(c)(e)(i)
Goldman Sachs Group Inc., Subordinated Notes	4.750%	10/12/21	2,700,000	EUR	3,174,975
UBS AG London, Senior Notes	6.375%	7/20/16	1,050,000	GBP	1,755,667
UBS Preferred Funding Trust I	8.622%	10/1/10	4,000,000		3,956,384	(c)(e)(i)
Total Capital Markets					10,248,546
Commercial Banks — 21.0%
Australia & New Zealand Banking Group Ltd., Subordinated Bonds	6.540%	6/15/12	450,000	GBP	690,244	(c)(e)(i)
Australia & New Zealand Banking Group Ltd., Subordinated Notes	5.125%	9/10/19	1,250,000	EUR	1,772,408
BankAmerica Capital II	8.000%	12/15/26	800,000		809,000
BankAmerica Institutional Capital A, Junior Subordinated Bonds	8.070%	12/31/26	1,240,000		1,253,950	(b)
BankAmerica Institutional Capital B, Junior Subordinated Bonds	7.700%	12/31/26	850,000		840,438	(b)
Barclays Bank PLC, Subordinated Notes	6.369%	12/15/19	1,950,000	GBP	2,670,322	(c)(e)(i)
BB&T Capital Trust II	6.750%	6/7/36	660,000		678,134
BB&T Capital Trust IV	6.820%	6/12/57	2,700,000		2,602,125	(c)(i)
BBVA International Preferred SA Unipersonal	9.100%	10/21/14	400,000	GBP	628,178	(c)(e)
BNP Paribas, Subordinated Notes	8.667%	9/11/13	1,600,000	EUR	2,268,790	(c)(e)(i)
Commonwealth Bank of Australia, Subordinated Notes	5.500%	8/6/19	1,200,000	EUR	1,746,419
Credit Agricole SA	7.875%	10/26/19	400,000	EUR	551,487	(c)(e)(i)
Credit Agricole SA, Subordinated Notes	8.375%	10/13/19	1,820,000		1,911,000	(b)(c)(e)(i)
Credit Suisse London, Subordinated Notes	6.750%	1/16/23	2,500,000	GBP	4,186,828	(c)
Fortis Bank SA/NV, Senior Subordinated Notes	5.757%	10/4/17	1,200,000	EUR	1,788,989	(i)
HSBC Capital Funding LP	5.369%	3/24/14	1,900,000	EUR	2,377,969	(c)(e)
ICICI Bank Ltd., Subordinated Bonds	6.375%	4/30/22	1,900,000		1,841,227	(b)(c)(d)
ING Bank NV, Subordinated Notes	6.875%	5/29/23	2,850,000	GBP	4,809,543	(c)
Intesa Sanpaolo SpA, Subordinated Notes	6.625%	5/8/18	1,200,000	EUR	1,725,176
Intesa Sanpaolo SpA, Subordinated Notes	8.375%	10/14/19	450,000	EUR	612,221	(c)(e)
Lloyds TSB Bank PLC, Notes	5.375%	9/3/19	1,250,000	EUR	1,710,364
Lloyds TSB Bank PLC, Notes	5.800%	1/13/20	3,650,000		3,624,052	(b)
Matalan Finance Ltd., Senior Notes	9.625%	3/31/17	126,000	GBP	200,498	(b)(f)

See Notes to Financial Statements

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	5

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Commercial Banks — continued
National Australia Bank Ltd., Subordinated Notes	6.750%	6/26/23	2,750,000	EUR	$4,281,395	(c)
National Capital Trust I	5.620%	12/17/18	500,000	GBP	703,823	(b)(c)(e)(i)
NB Capital Trust IV, Junior Subordinated Notes	8.250%	4/15/27	1,650,000		1,674,750	(i)
Rabobank Nederland NV, Junior Subordinated Notes	11.000%	6/30/19	1,997,000		2,576,569	(b)(c)(e)(i)
Resona Preferred Global Securities Cayman Ltd., Junior Subordinated Bonds	7.191%	7/30/15	90,000		89,322	(b)(c)(e)
Royal Bank of Scotland Group PLC, Subordinated Notes	5.000%	10/1/14	4,000,000		3,952,272	(i)
Royal Bank of Scotland PLC, Senior Notes	5.375%	9/30/19	1,300,000	EUR	1,734,565
RSHB Capital, Loan Participation Notes, Senior Secured Bonds	6.299%	5/15/17	3,070,000		3,185,739	(b)(d)
Santander Finance Preferred SA Unipersonal, Subordinated Bonds	11.300%	7/27/14	350,000	GBP	583,714	(c)(e)(i)
Skandinaviska Enskilda Banken AB, Subordinated Notes	9.250%	3/31/15	450,000	EUR	638,367	(c)(e)
Societe Generale, Subordinated Notes	9.375%	9/4/19	1,550,000	EUR	2,245,656	(c)(e)
Standard Chartered Bank, Subordinated Notes	5.875%	9/26/17	1,250,000	EUR	1,844,960	(b)(i)
Standard Chartered Bank, Subordinated Notes	7.750%	4/3/18	1,000,000	GBP	1,798,468
Swedbank AB, Subordinated Notes	5.250%	6/22/16	600,000	GBP	926,930	(c)
USB Capital XIII Trust, Junior Subordinated Notes	6.625%	12/15/39	1,500,000		1,582,668	(i)
Wachovia Capital Trust III, Junior Subordinated Bonds	5.800%	3/15/11	760,000		665,000	(c)(e)
Wachovia Corp., Subordinated Notes	4.375%	11/27/18	2,000,000	EUR	2,678,075
Wells Fargo Capital XIII, Medium-Term Notes	7.700%	3/26/13	1,100,000		1,149,500	(c)(e)(i)
Westpac Banking Corp., Senior Notes	4.250%	9/22/16	1,250,000	EUR	1,739,291
Total Commercial Banks					75,350,426
Consumer Finance — 2.4%
American Express Co., Subordinated Debentures	6.800%	9/1/66	1,820,000		1,806,350	(c)(i)
Ford Motor Credit Co., LLC, Senior Notes	12.000%	5/15/15	2,000,000		2,422,268
SLM Corp., Medium-Term Notes	5.050%	11/14/14	2,400,000		2,225,822	(i)
SLM Corp., Medium-Term Notes, Senior Notes	8.000%	3/25/20	2,300,000		2,217,446
Total Consumer Finance					8,671,886
Diversified Financial Services — 6.8%
AES El Salvador Trust, Senior Notes	6.750%	2/1/16	1,000,000		977,570	(b)(d)
AES Ironwood LLC, Senior Secured Bonds	8.857%	11/30/25	136,995		135,625
Citigroup Inc., Senior Notes	7.375%	9/4/19	3,300,000	EUR	5,036,156
Countrywide Capital III, Junior Subordinated Notes	8.050%	6/15/27	3,000,000		3,006,921	(i)
Galaxy Entertainment Finance Co., Ltd., Senior Notes	9.875%	12/15/12	900,000		948,942	(b)
General Electric Capital Corp., Subordinated Bonds	5.500%	9/15/67	940,000	EUR	1,132,664	(b)(c)(i)
General Electric Capital Corp., Subordinated Debentures	6.375%	11/15/67	1,200,000		1,156,500	(c)(i)
International Lease Finance Corp., Senior Notes	8.750%	3/15/17	2,000,000		1,990,000	(b)
ISS Financing PLC, Senior Secured Bonds	11.000%	6/15/14	560,000	EUR	825,765	(b)
JPMorgan Chase Capital XVIII, Bonds	6.950%	8/17/36	1,440,000		1,474,301
JPMorgan Chase Capital XXVII, Junior Subordinated Notes	7.000%	11/1/39	1,000,000		1,031,274	(i)
LBI Escrow Corp., Senior Secured Notes	8.000%	11/1/17	393,000	EUR	544,190	(b)
MUFG Capital Finance 4 Ltd., Junior Subordinated	5.271%	1/25/17	550,000	EUR	673,714	(c)(e)
TNK-BP Finance SA, Senior Notes	7.875%	3/13/18	3,450,000		3,743,250	(b)(d)
UPC Germany GmbH, Senior Subordinated Notes	9.625%	12/1/19	640,000	EUR	920,298	(b)
Ziggo Bond Co. BV, Senior Notes	8.000%	5/15/18	750,000	EUR	1,006,077	(b)
Total Diversified Financial Services					24,603,247

See Notes to Financial Statements

6	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Insurance — 3.0%
American International Group Inc., Senior Notes	8.250%	8/15/18	1,200,000		$1,282,218	(i)
Aviva PLC, Subordinated Notes	5.250%	10/2/23	1,300,000	EUR	1,763,252	(c)
AXA SA, Junior Subordinated Notes	5.777%	7/6/16	500,000	EUR	626,114	(c)(e)(i)
AXA SA, Junior Subordinated Notes	6.463%	12/14/18	2,000,000		1,800,000	(b)(c)(e)
ELM BV	5.252%	5/25/16	550,000	EUR	668,954	(c)(e)(i)
Farmers Insurance Exchange, Subordinated Notes	8.625%	5/1/24	1,295,000		1,401,932	(b)(i)
Generali Finance BV, Junior Subordinated Bonds	5.317%	6/16/16	500,000	EUR	615,063	(c)(e)(i)
MetLife Capital Trust IV, Junior Subordinated Notes	7.875%	12/15/37	300,000		314,498	(b)
Muenchener Rueckversicherungs-Gesellschaft AG (MunichRe), Subordinated Bonds	5.767%	6/12/17	500,000	EUR	639,096	(c)(e)(i)
QBE Insurance Group Ltd., Senior Notes	6.125%	9/28/15	550,000	GBP	911,409	(b)
Sampo Oyj, Senior Notes	6.339%	4/10/12	550,000	EUR	784,170
Total Insurance					10,806,706
Real Estate Investment Trusts (REITs) — 0.6%
Ventas Realty LP/Ventas Capital Corp., Senior Notes	6.500%	6/1/16	2,000,000		2,067,578
Real Estate Management & Development — 0.2%
Castle HoldCo 4 Ltd., Senior Secured Notes	10.000%	5/8/18	390,000	GBP	608,654	(b)
Total Financials					132,357,043
Health Care — 2.9%
Health Care Providers & Services — 2.3%
HCA Inc., Senior Secured Notes	9.250%	11/15/16	1,500,000		1,625,625	(i)
Humana Inc., Senior Notes	7.200%	6/15/18	2,700,000		2,982,946
Tenet Healthcare Corp., Senior Notes	10.000%	5/1/18	1,000,000		1,143,750	(b)(i)
UnitedHealth Group Inc., Senior Notes	6.000%	2/15/18	1,350,000		1,464,796
US Oncology Holdings Inc., Senior Notes	6.643%	3/15/12	1,031,000		989,760	(a)(c)(i)
Total Health Care Providers & Services					8,206,877
Life Sciences Tools & Services — 0.6%
Millipore Corp., Senior Notes	5.875%	6/30/16	1,500,000	EUR	2,166,935	(b)
Total Health Care					10,373,812
Industrials — 3.7%
Air Freight & Logistics — 0.3%
TGI International Ltd., Senior Notes	9.500%	10/3/17	850,000		947,750	(b)
Airlines — 1.6%
Continental Airlines Inc., Pass-Through Certificates	9.250%	5/10/17	4,000,000		4,270,000	(f)(i)
DAE Aviation Holdings Inc., Senior Notes	11.250%	8/1/15	1,500,000		1,503,750	(b)(i)
United Airlines Inc., Senior Secured Notes	10.400%	11/1/16	110,000		119,350
Total Airlines					5,893,100
Commercial Services & Supplies — 0.8%
ACCO Brands Corp., Senior Secured Notes	10.625%	3/15/15	1,250,000		1,390,625	(b)(i)
Republic Services Inc., Senior Notes	5.250%	11/15/21	1,450,000		1,479,406	(b)
Total Commercial Services & Supplies					2,870,031
Road & Rail — 1.0%
FirstGroup PLC, Senior Bonds	8.125%	9/19/18	1,150,000	GBP	2,101,700

See Notes to Financial Statements

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	7

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Road & Rail — continued
RailAmerica Inc., Senior Secured Notes	9.250%	7/1/17	1,500,000		$1,623,750	(i)
Total Road & Rail					3,725,450
Total Industrials					13,436,331
Information Technology — 0.6%
Communications Equipment — 0.6%
Brocade Communications Systems Inc., Senior Secured Notes	6.625%	1/15/18	2,000,000		2,070,000	(b)
Materials — 8.5%
Chemicals — 1.4%
CF Industries Inc., Senior Notes	6.875%	5/1/18	900,000		940,500
CF Industries Inc., Senior Notes	7.125%	5/1/20	600,000		633,000
Cognis Deutschland GmbH & Co. KG, Senior Notes	9.500%	5/15/14	610,000	EUR	842,641	(b)
Kerling PLC, Senior Secured Notes	10.625%	1/28/17	606,000	EUR	860,313	(b)
Solutia Inc., Senior Notes	8.750%	11/1/17	1,500,000		1,608,750	(i)
Total Chemicals					4,885,204
Construction Materials — 0.3%
HeidelbergCement AG, Senior Notes	8.500%	10/31/19	610,000	EUR	843,673
Containers & Packaging — 1.0%
Ardagh Glass Group PLC, Senior Toggle Notes	10.750%	3/1/15	758,700	EUR	1,005,120	(a)
Clondalkin Industries BV, Senior Secured Notes	8.000%	3/15/14	710,000	EUR	926,423	(b)
Impress Holdings BV, Senior Bonds	9.250%	9/15/14	600,000	EUR	842,808	(b)
Reynolds Group Issuer Inc., Senior Notes	9.500%	6/15/17	630,000	EUR	876,560	(b)
Total Containers & Packaging					3,650,911
Metals & Mining — 3.8%
Evraz Group SA, Notes	8.875%	4/24/13	460,000		483,000	(b)
Evraz Group SA, Notes	9.500%	4/24/18	450,000		479,250	(b)
Freeport-McMoRan Copper & Gold Inc., Senior Notes	8.375%	4/1/17	1,710,000		1,919,887
Gerdau Holdings Inc., Senior Notes	7.000%	1/20/20	880,000		925,100	(b)(i)
Metals USA Inc., Senior Secured Notes	11.125%	12/1/15	1,000,000		1,090,000	(i)
New World Resources NV, Senior Secured Bonds	7.875%	5/1/18	349,000	EUR	472,808	(b)(f)
Vale Overseas Ltd., Notes	6.250%	1/23/17	670,000		736,456
Vale Overseas Ltd., Notes	8.250%	1/17/34	2,146,000		2,531,816
Vale Overseas Ltd., Notes	6.875%	11/21/36	1,005,000		1,057,589	(d)
Vedanta Resources PLC, Senior Notes	8.750%	1/15/14	1,570,000		1,703,450	(b)
Vedanta Resources PLC, Senior Notes	9.500%	7/18/18	260,000		289,250	(b)
Xstrata Finance Canada Ltd., Senior Notes	5.250%	6/13/17	1,450,000	EUR	2,078,911
Total Metals & Mining					13,767,517
Paper & Forest Products — 2.0%
Celulosa Arauco y Constitucion SA, Senior Notes	7.250%	7/29/19	1,220,000		1,362,422
M-real OYJ, Senior Notes	9.250%	4/1/13	730,000	EUR	1,005,977
NewPage Corp., Senior Secured Notes	11.375%	12/31/14	1,500,000		1,548,750	(i)
PE Paper Escrow GmbH, Senior Secured Notes	11.750%	8/1/14	640,000	EUR	962,904	(b)
Smurfit Kappa Acquisitions, Senior Secured Notes	7.750%	11/15/19	640,000	EUR	894,734	(b)
Verso Paper Holdings LLC, Senior Secured Notes	9.125%	8/1/14	1,500,000		1,537,500
Total Paper & Forest Products					7,312,287
Total Materials					30,459,592

See Notes to Financial Statements

8	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Telecommunication Services — 6.2%
Diversified Telecommunication Services — 4.0%
Axtel SAB de CV, Senior Notes	7.625%	2/1/17	710,000		$704,675	(b)(i)
BCM Ireland Preferred Equity Ltd., Senior Notes	7.662%	2/15/17	1,019,714	EUR	534,390	(a)(b)(c)
British Telecommunications PLC, Senior Bonds	7.500%	12/7/16	1,200,000	GBP	2,169,466
CC Holdings GS V LLC, Senior Secured Notes	7.750%	5/1/17	2,000,000		2,185,000	(b)
Koninklijke KPN NV, Senior Notes	7.500%	2/4/19	1,150,000	EUR	1,905,078
Nordic Telephone Co. Holdings, Senior Notes	8.250%	5/1/16	580,000	EUR	832,090	(b)
Telecom Italia SpA, Senior Notes	5.375%	1/29/19	1,400,000	EUR	1,933,140
UBS Luxembourg SA for OJSC Vimpel Communications, Loan Participation Notes	8.250%	5/23/16	1,150,000		1,250,625	(b)(d)
Wind Acquisition Finance SA, Senior Secured Bonds	11.000%	12/1/15	590,000	EUR	840,544	(b)
Wind Acquisition Holdings Finance SpA, Senior Notes	12.250%	7/15/17	1,500,000	EUR	2,052,097	(a)(b)
Total Diversified Telecommunication Services					14,407,105
Wireless Telecommunication Services — 2.2%
America Movil SAB de CV, Senior Notes	5.625%	11/15/17	2,050,000		2,197,881	(d)(i)
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	750,000		656,250
Sprint Capital Corp., Senior Notes	8.750%	3/15/32	2,000,000		2,010,000	(i)
True Move Co., Ltd.	10.750%	12/16/13	2,530,000		2,593,250	(b)(d)
True Move Co., Ltd., Notes	10.750%	12/16/13	260,000		266,500	(b)
Total Wireless Telecommunication Services					7,723,881
Total Telecommunication Services					22,130,986
Utilities — 3.8%
Electric Utilities — 1.3%
Centrais Eletricas Brasileiras SA, Senior Notes	6.875%	7/30/19	1,680,000		1,835,400	(b)(i)
ENW Capital Finance PLC, Notes	6.750%	6/20/15	600,000	GBP	1,009,012	(i)
Scottish & Southern Energy PLC, Senior Notes	5.750%	2/5/14	1,200,000	GBP	1,973,371	(i)
Total Electric Utilities					4,817,783
Gas Utilities — 0.3%
Wales & West Utilities Finance PLC, Senior Secured Notes	5.125%	12/2/16	650,000	GBP	1,028,894
Independent Power Producers & Energy Traders — 0.7%
Colbun SA, Senior Notes	6.000%	1/21/20	1,370,000		1,393,953	(b)
Energy Future Holdings Corp., Senior Notes	10.875%	11/1/17	1,500,000		1,188,750	(i)
Total Independent Power Producers & Energy Traders					2,582,703
Multi-Utilities — 1.5%
Centrica PLC, Senior Notes	6.375%	3/10/22	1,200,000	GBP	2,017,679
Empresas Publicas de Medellin ESP, Senior Notes	7.625%	7/29/19	1,210,000		1,355,200	(b)
Veolia Environnement, Senior Notes	6.750%	4/24/19	1,200,000	EUR	1,934,526	(i)
Total Multi-Utilities					5,307,405
Total Utilities					13,736,785
Total Corporate Bonds & Notes (Cost — $317,900,545)					319,295,675

See Notes to Financial Statements

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	9

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
Asset-Backed Securities — 4.1%
Financials — 4.1%
Home Equity — 3.7%
Argent Securities Inc., 2004-W10 A2	0.653%	10/25/34	816,891		$721,858	(c)
Asset Backed Funding Certificates, 2003-WMC1 M1	1.238%	6/25/33	2,920,024		2,503,309	(c)
Countrywide Asset-Backed Certificates, 2005-5 M1	0.723%	10/25/35	1,200,000		1,100,460	(c)
Countrywide Home Equity Loan Trust, 2006-HW 2A1B	0.380%	11/15/36	1,149,261		933,861	(c)
Home Equity Asset Trust, 2004-8 M1	1.132%	3/25/35	641,516		563,119	(c)
Park Place Securities Inc., 2004-WCW1 M2	0.943%	9/25/34	1,900,000		1,673,102	(c)
Residential Asset Mortgage Products Inc., 2003-RZ5 A7	4.970%	9/25/33	3,136,983		3,098,296
Residential Asset Securities Corp., 2003-KS10 AI6	4.540%	12/25/33	691,259		683,838	(c)
Soundview Home Equity Loan Trust, 2005-3 M2	0.783%	6/25/35	703,610		675,184	(c)
Structured Asset Securities Corp., 2002-HF1 A	0.553%	1/25/33	1,617,216		1,476,453	(c)
Total Home Equity					13,429,480
Student Loan — 0.4%
National Collegiate Student Loan Trust, IO, 2007-2 AIO	6.700%	7/25/12	6,050,000		816,992
National Collegiate Student Loan Trust, IO,2004-2 AIO	9.750%	10/27/14	3,804,000		645,444
Total Student Loan					1,462,436
Total Asset-Backed Securities (Cost — $14,574,673)					14,891,916
Collateralized Mortgage Obligations — 3.6%
ARM Trust, 2004-5 4A1	5.296%	4/25/35	1,397,819		1,368,502	(c)
Bayview Commercial Asset Trust, IO, 2005-2A	2.150%	8/25/35	30,852,523		1,527,200	(b)
Bear Stearns ARM Trust, 2005-12 24A1	5.602%	2/25/36	120,686		96,177	(c)
Countrywide Home Loan Mortgage Pass-Through Trust, 2004-HYB6 A2	3.520%	11/20/34	3,695,376		3,221,709	(c)
Credit Suisse Mortgage Capital Certificates, 2009-3R 25A1	5.650%	7/27/36	829,894		801,653	(b)(c)
GSMPS Mortgage Loan Trust, 2006-RP1 1A2	7.500%	1/25/36	410,006		382,202	(b)
Harborview Mortgage Loan Trust, 2004-10 4A	2.825%	1/19/35	549,735		515,681	(c)
JPMorgan Mortgage Trust, 2005-A5 1A2	5.196%	8/25/35	1,000,000		965,674	(c)
Residential Asset Mortgage Products Inc., 2003-SL1 M1	7.334%	4/25/31	2,587,454		2,123,159	(c)
Sequoia Mortgage Trust, 2003-3 A1	0.586%	7/20/33	918,888		833,621	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-0A5 1A	1.213%	6/25/47	1,226,771		789,145	(c)
Washington Mutual Inc. Mortgage Pass-Through Certificates, 2007-HY4 4A1	5.490%	9/25/36	134,384		116,437	(c)
Total Collateralized Mortgage Obligations (Cost — $12,187,304)					12,741,160
Convertible Bond & Note — 0.1%
Industrials — 0.1%
Marine — 0.1%
Horizon Lines Inc., Senior Notes (Cost - $460,149)	4.250%	8/15/12	556,000		499,010
Sovereign Bonds — 3.3%
Brazil — 1.0%
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/12	5,810,000	BRL	3,233,145
Brazil Nota do Tesouro Nacional, Notes	10.000%	1/1/17	528,000	BRL	271,829
Total Brazil					3,504,974

See Notes to Financial Statements

10	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Schedule of investments (unaudited) (cont’d)

April 30, 2010

Western Asset Global Corporate Defined Opportunity Fund Inc.

Security	Rate	Maturity Date	Face Amount†		Value
United Arab Emirates — 0.5%
MDC-GMTN B.V., Senior Notes	5.750%	5/6/14	430,000		$ 463,945	(b)
MDC-GMTN B.V., Senior Notes	7.625%	5/6/19	1,250,000		1,424,462	(b)(d)
Total United Arab Emirates					1,888,407
United Kingdom — 0.4%
United Kingdom Treasury Gilt, Bonds	4.500%	3/7/19	1,019,000	GBP	1,645,349
Venezuela — 1.4%
Bolivarian Republic of Venezuela	5.750%	2/26/16	3,500,000		2,537,500	(b)(d)
Bolivarian Republic of Venezuela, Senior Bonds	9.250%	9/15/27	3,000,000		2,347,500	(d)
Total Venezuela					4,885,000
Total Sovereign Bonds (Cost — $11,286,429)					11,923,730
Total Investments Before Short-Term Investment (Cost — $356,409,100)					359,351,491
Short-Term Investment — 0.0%
U.S. Government Agency — 0.0%
Federal National Mortgage Association (FNMA), Discount Notes (Cost — $24,986)	0.180%	8/23/10	25,000		24,985	(g)(h)
Total Investments — 100.0% (Cost — $356,434,086#)					$359,376,476

†	Face amount denominated in U.S. dollars, unless otherwise noted.
(a)	Payment-in-kind security for which part of the income earned may be paid as additional principal.
(b)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Directors, unless otherwise noted.

(c)	Variable rate security. Interest rate disclosed is that which is in effect at April 30, 2010.
(d)	All or a portion of this security is held by the counterparty as collateral for open reverse repurchase agreements.
(e)	Security has no maturity date. The date shown represents the next call date.
(f)	Security is valued in good faith at fair value by or under the direction of the Board of Directors (See Note 1).
(g)	Rate shown represents yield-to-maturity.
(h)	All or a portion of this security is held at the broker as collateral for open futures contracts.
(i)	All or a portion of this security is pledged as collateral pursuant to the loan agreement (See Note 5).
#	Aggregate cost for federal income tax purposes is substantially the same.

Abbreviations used in this schedule:

ARM	—	Adjustable Rate Mortgage
BRL	—	Brazilian Real
CAD	—	Canadian Dollar
EUR	—	Euro
GBP	—	British Pound
IO	—	Interest Only
OJSC	—	Open Joint Stock Company

See Notes to Financial Statements

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	11

Statement of assets and liabilities (unaudited)

April 30, 2010

Assets:
Investments, at value (Cost — $356,434,086)	$359,376,476
Cash	431,435
Interest receivable	8,423,192
Receivable for forward currency contracts	3,767,700
Total Assets	371,998,803

Liabilities:
Loan payable (Note 5)	50,000,000
Payable for open reverse repurchase agreement (Note 3)	21,455,893
Payable for securities purchased	991,308
Investment management fee payable	242,179
Payable for forward currency contracts	102,446
Interest payable (Notes 3 and 5)	72,045
Directors’ fees payable	10,845
Foreign currency overdraft, at value (Cost — $4,217)	4,388
Payable to broker - variation margin on open futures contracts	3,750
Accrued expenses	197,199
Total Liabilities	73,080,053
Total Net Assets	$298,918,750

Net Assets:
Par value ($0.001 par value, 15,220,631 shares issued and outstanding; 100,000,000 shares authorized)	$ 15,221
Paid-in capital in excess of par value	290,059,386
Overdistributed net investment income	(178,742)
Accumulated net realized gain on investments, futures contracts and foreign currency transactions	2,618,686
Net unrealized appreciation on investments, futures contracts and foreign currencies	6,404,199
Total Net Assets	$298,918,750

Shares Outstanding	15,220,631

Net Asset Value	$19.64

See Notes to Financial Statements

12	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Statement of operations (unaudited)

For the Period Ended April 30, 2010†

Investment Income:
Interest	$ 9,262,592
Expenses:
Investment management fee (Note 2)	1,124,848
Interest expense (Notes 3 and 5)	214,717
Excise tax (Note 1)	44,091
Directors’ fees	39,310
Audit and tax	34,478
Shareholder reports	31,336
Legal fees	26,116
Organization expenses	25,000
Custody fees	20,018
Transfer agent fees	14,480
Miscellaneous expenses	5,961
Total Expenses	1,580,355
Less: Expense reimbursements (Note 2)	(25,000)
Net Expenses	1,555,355
Net Investment Income	7,707,237

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	340,765
Futures contracts	(3,568)
Foreign currency transactions	2,281,489
Net Realized Gain	2,618,686
Change in Net Unrealized Appreciation/Depreciation From:
Investments	2,942,390
Futures contracts	(10,487)
Foreign currencies	3,472,296
Change in Net Unrealized Appreciation/Depreciation	6,404,199
Net Gain on Investments, Futures Contracts and Foreign Currency Transactions	9,022,885
Increase in Net Assets From Operations	$ 16,730,122

†  For the period November 24, 2009 (commencement of operations) through April 30, 2010.

See Notes to Financial Statements

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	13

Statement of changes in net assets

For the Period Ended April 30, 2010† (unaudited)	2010

Operations:
Net investment income	$ 7,707,237
Net realized gain	2,618,686
Change in net unrealized appreciation/depreciation	6,404,199
Increase in Net Assets From Operations	16,730,122

Distributions to Shareholders From (Note 1):
Net investment income	(7,885,979)
Decrease in Net Assets From Distributions to Shareholders	(7,885,979)

Fund Share Transactions:
Net proceeds from sale of shares (15,105,236 shares issued)	287,906,000
Reinvestment of distributions (115,395 shares reinvested)	2,168,607
Increase in Net Assets From Fund Share Transactions	290,074,607
Increase in Net Assets	298,918,750

Net Assets:
Beginning of period	—
End of period*	$298,918,750
* Includes overdistributed net investment income of:	$(178,742)

†  For the period November 24, 2009 (commencement of operations) through April 30, 2010.

See Notes to Financial Statements

14	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Statement of cash flows (unaudited)

For the Period Ended April 30, 2010

Cash Flows Provided (Used) by Operating Activities:
Interest received	$1,196,210
Operating expenses paid	(890,415)
Interest paid	(142,672)
Net purchases of short-term investments	(24,973)
Realized loss on futures contracts	(3,568)
Realized gain on foreign currency transactions	2,281,489
Net change in unrealized depreciation on futures contracts	(10,487)
Net change in unrealized appreciation on foreign currencies	3,472,296
Purchases of long-term investments	(377,459,208)
Proceeds from disposition of long-term investments	22,025,358
Change in payable to broker — variation margin on open futures contracts	3,750
Change in receivable/payable for open forward currency contracts	(3,665,254)
Net Cash Used by Operating Activities	(353,217,474)

Cash Flows Provided (Used) by Financing Activities:
Cash distributions paid on Common Stock	(5,717,372)
Proceeds from sale of shares	287,906,000
Proceeds from loan	50,000,000
Due to custodian	4,388
Proceeds from reverse repurchase agreements	21,455,893
Net Cash Provided by Financing Activities	353,648,909
Net Increase in Cash	431,435
Cash, beginning of period	—
Cash, end of period	$431,435

Reconciliation of Increase in Net Assets from Operations to Net Cash Flows Provided (Used) by Operating Activities:
Increase in net assets from operations	$16,730,122
Accretion of discount on investments	(496,330)
Amortization of premium on investments	853,140
Increase in investments, at value	(359,733,286)
Increase in payable for securities purchased	991,308
Increase in interest receivable	(8,423,192)
Increase in receivable for open forward currency contracts	(3,665,254)
Increase in payable to broker — variation margin on open futures contracts	3,750
Increase in interest payable	72,045
Increase in accrued expenses	450,223
Total Adjustments	(369,947,596)
Net Cash Flows Used by Operating Activities	$(353,217,474)

Non-Cash Financing Activities:
Proceeds from reinvestment of distributions	$2,168,607

See Notes to Financial Statements

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	15

Financial highlights

For a share of each class of capital stock outstanding throughout the period ended October 31, unless otherwise noted:

2010[1]

Net Asset Value, beginning of period	$19.06 [2]

Income from operations:
Net investment income	0.51
Net realized and unrealized gain	0.59
Total income from operations	1.10

Less distributions from:
Net investment income	(0.52)
Total distributions	(0.52)

Net asset value, end of period	$19.64

Market price, end of period	$18.46
Total return, based on NAV[3,4]	5.93%
Total return, based on Market Price[4]	(5.11)%

Net assets, end of period (000s)	$298,919

Ratios to average net assets:
Gross expenses[5]	1.30%
Gross expenses, excluding interest expense[5]	1.13
Net expenses[5,6]	1.28
Net expenses, excluding interest expense[5,6]	1.10
Net investment income[5]	6.35

Portfolio turnover rate	7%

Supplemental data:
Loans outstanding, end of period (000s)	$50,000
Asset coverage for loan outstanding	698%
Weighted average loan (000s)	$44,773
Weighted average interest rate on loans	1.13%

1	For the period November 24, 2009 (commencement of operations) through April 30, 2010.
2	Initial public offering price of $20.00 per share less offering costs and sales load totaling $0.94 per share.
3

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

4

The total return calculation assumes that distributions are reinvested in accordance with the Fund’s dividend reinvestment plan. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

5	Annualized.
6	The investment manager has agreed to reimburse all organization expenses (Note 2).

See Notes to Financial Statements

16	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited)

1. Organization and significant accounting policies

Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) was incorporated in Maryland on September 17, 2009 and is registered as a non-diversified, limited-term, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund’s primary investment objective is to provide current income and then to liquidate and distribute substantially all of the Fund’s net assets to shareholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek capital appreciation. The Fund seeks to achieve its investment objectives by investing 80% of its managed assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the issuance date of the financial statement.

(a) Investment valuation. Debt securities are valued at the mean between the last quoted bid and asked prices provided by an independent pricing service, which are based on transactions in debt obligations, quotations from bond dealers, market transactions in comparable securities and various other relationships between securities. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last quoted bid and asked prices as of the close of business of that market. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When prices are not readily available, or are determined not to reflect fair value, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities at fair value as determined in accordance with procedures approved by the Fund’s Board of Directors. Short-term obligations with maturities of 60 days or less are valued at amortized cost, which approximates fair value.

The Fund has adopted Financial Accounting Standards Board Codification Topic 820 (“ASC Topic 820”). ASC Topic 820 establishes a single definition of fair value, creates a three-tier hierarchy as a framework for measuring fair value based on inputs used to value the Fund’s investments, and requires additional disclosure about fair value. The hierarchy of inputs is summarized below.

•        Level 1 — quoted prices in active markets for identical investments

•        Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•        Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of the security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to convert future amounts of cash flow to a single present amount.

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	17

The following is a summary of the inputs used in valuing the Fund’s assets carried at fair value:

Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-term investments†:
Corporate bonds & notes	—	$318,622,369	$673,306	$319,295,675
Asset-backed securities	—	14,891,916	—	14,891,916
Collateralized mortgage obligations	—	12,741,160	—	12,741,160
Convertible bond & note	—	499,010	—	499,010
Sovereign bonds	—	11,923,730	—	11,923,730
Total long-term investments	—	$358,678,185	$673,306	$359,351,491
Short-term investment†	—	24,985	—	24,985
Total investments	—	$358,703,170	$673,306	$359,376,476
Other financial instruments:
Futures contracts	$(10,487)	—	—	$ (10,487)
Forward foreign currency contracts	—	$ 3,665,254	—	3,665,254
Total other financial instruments	$(10,487)	$ 3,665,254	—	$ 3,654,767
Total	$(10,487)	$362,368,424	$673,306	$363,031,243

†	See Schedule of Investments for additional detailed categorizations.

Following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:

Investments In Securities	Corporate Bonds & Notes
Balance as of November 24, 2009	—
Accrued premiums/discounts	—
Realized gain/(loss)	—
Change in unrealized appreciation (depreciation)[1]	$16,706
Net purchases (sales)	656,600
Net transfers in and/or out of Level 3	—
Balance as of April 30, 2010	$673,306
Net change in unrealized appreciation (depreciation) for investments in securities still held at April 30, 2010[1]	$16,706

1

This amount is included in the change in net unrealized appreciation (depreciation) in the accompanying Statement of Operations. Change in unrealized appreciation (depreciation) includes net unrealized appreciation (depreciation) resulting from changes in investment values during the reporting period and the reversal of previously recorded unrealized appreciation (depreciation) when gains or losses are realized.

(b) Repurchase agreements. The Fund may enter into repurchase agreements with institutions that its investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. Under the terms of a typical repurchase agreement, a fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and of the fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a fund’s holding period. When entering into repurchase agreements, it is the Fund’s policy that its custodian or a third party custodian, acting on the Fund’s behalf, take possession of the underlying collateral securities, the market value of which, at all times, at least equals the principal amount of the repurchase transaction, including accrued interest. To the extent that any repurchase transaction maturity exceeds one business day, the value of the collateral is marked to market and measured against the value of the agreement in an effort to ensure the adequacy of the collateral. If the counterparty defaults, the Fund generally has the right to use the collateral to satisfy the terms of the repurchase transaction. However, if the market value of the collateral declines during the period in which the Fund seeks to assert its rights or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

18	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

(c) Reverse repurchase agreements. The Fund may enter into reverse repurchase agreements. Under the terms of a typical reverse repurchase agreement, a Fund sells a security subject to an obligation to repurchase the security from the buyer at an agreed-upon time and price. In the event the buyer of securities under a reverse repurchase agreement files for bankruptcy or becomes insolvent, the fund’s use of the proceeds of the agreement may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities. In entering into reverse repurchase agreements, the Fund will maintain cash, U.S. government securities or other liquid debt obligations at least equal in value to its obligations with respect to reverse repurchase agreements or will take other actions permitted by law to cover its obligations.

(d) Futures contracts. The Fund may use futures contracts to gain exposure to, or hedge against, changes in the value of interest rates and foreign currencies. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or cash equivalents with a broker in an amount equal to a certain percentage of the contract amount. This is known as the “initial margin” and subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Forward foreign currency contracts. The Fund may enter into a forward foreign currency contract to hedge against foreign currency exchange rate risk on its non-U.S. dollar denominated securities or to facilitate settlement of a foreign currency denominated portfolio transaction. A forward foreign currency contract is an agreement between two parties to buy and sell a currency at a set price with delivery and settlement at a future date. The contract is marked-to-market daily and the change in value is recorded by the Fund as an unrealized gain or loss. When a forward foreign currency contract is closed, through either delivery or offset by entering into another forward foreign currency contract, the Fund recognizes a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it is closed.

Forward foreign currency contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the forward foreign currency contract. Risks may also arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts.

(f) Foreign currency translation. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts based upon prevailing exchange rates on the respective dates of such transactions.

The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency contracts, currency gains or losses realized between the

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	19

trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of U.S. dollar denominated transactions as a result of, among other factors, the possibility of lower levels of governmental supervision and regulation of foreign securities markets and the possibility of political or economic instability.

(g) Stripped securities. The Fund may invest in “Stripped Securities,” a term used collectively for components, or strips, of fixed income securities. Stripped securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons or, interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of pre-payment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investment in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

(i) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income, adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(j) Distributions to shareholders. Distributions from net investment income for the Fund are declared and paid on a monthly basis. Distributions of net realized gains, if any, are declared at least annually. Distributions are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(k) Cash flow information. The Fund invests in securities and distributes dividends from net investment income and net realized gains, which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net

20	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal income tax provision is required in the Fund’s financial statements. However, due to the timing of when distributions are made, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income exceeds the distributions from such taxable income for the year. The Fund paid $44,091 of federal excise tax attributable to calendar year 2009.

Management has analyzed the Fund’s tax positions and has concluded that as of April 30, 2010, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. (“Western Singapore”), Western Asset Management Company Ltd (“Western Japan”) and Western Asset Management Company Limited (“Western Asset Limited”) are the Fund’s subadvisers. LMPFA, Western Asset, Western Singapore, Western Japan and Western Asset Limited are wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”).

LMPFA provides administrative and certain oversight services to the Fund. The Fund pays LMPFA an investment management fee, calculated daily and paid monthly, at an annual rate of 0.80% of the Fund’s average daily net assets plus the proceeds of any outstanding borrowings used for leverage.

LMPFA delegates to Western Asset the day-to-day portfolio management of the Fund. Western Singapore, Western Japan and Western Asset Limited provide certain advisory services to the Fund relating to currency transactions and investment in non-U.S. dollar denominated debt securities. For its services, LMPFA pays Western Asset 70% of the net management fee it receives from the Fund. In turn, Western Asset pays Western Singapore, Western Japan and Western Asset Limited a fee for its services at no additional expense to the Fund. Each of Western Singapore, Western Japan and Western Asset Limited will receive a fee from Western Asset, payable monthly, in an amount equal to an annual rate of 0.56% of the Fund’s daily managed assets related to the Fund’s assets that Western Asset allocates to Western Singapore, Western Japan and Western Asset Limited, respectively, to manage.

LMPFA has agreed to pay (i) all of the Fund’s organizational costs and (ii) the Fund’s offering costs, other than sales load, in excess of $0.04 per Common Share.

During the period ended April 30, 2010, LMPFA reimbursed origination expenses amounting to $25,000.

All officers and one Director of the Fund are employees of Legg Mason or its affiliates and do not receive compensation from the Fund.

3. Investments

During the period ended April 30, 2010, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) were as follows:

Purchases	$378,450,516
Sales	22,224,923

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	21

At April 30, 2010, the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were substantially as follows:

Gross unrealized appreciation	$11,248,098
Gross unrealized depreciation	(8,305,708)
Net unrealized appreciation	$ 2,942,390

At April 30, 2010, the Fund had the following open future contracts:

	Number of Contracts	Expiration Date	Basis Value	Market Value	Unrealized Loss
Contracts to Sell:
U.S. Treasury 10-Year Notes	8	6/10	$932,763	$943,250	$ (10,487)

Transactions in reverse repurchase agreements for the Fund during the period ended April 30, 2010 were as follows:

Average Daily Balance*	Weighted Average Interest Rate*	Maximum Amount Outstanding
$19,530,878	1.025%	$21,455,893

*  Averages based on the number of days that Fund had reverse repurchase agreements outstanding

Interest rates on reverse repurchase agreements ranged from 0.500% to 1.250% during the period ended April 30, 2010. Interest expense incurred on reverse repurchase agreements totaled $60,636.

At April 30, 2010, the Fund had the following open reverse repurchase agreements:

Security	Face Amount

Reverse Repurchase Agreement with Credit Suisse, dated 1/27/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,650,000 Ecopetrol SA, 7.625% due 7/23/19; Market value (including accrued interest) $1,890,312

$ 1,337,490
Reverse Repurchase Agreement with Credit Suisse, dated 1/27/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,900,000 ICICI Bank Ltd., 6.375% due 4/30/22; Market value (including accrued interest) $1,902,117	1,332,470
Reverse Repurchase Agreement with Credit Suisse, dated 1/27/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,000,000 AES El Salvador Trust, 6.750% due 2/1/16; Market value (including accrued interest) $994,165	774,800
Reverse Repurchase Agreement with Credit Suisse, dated 1/27/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $2,530,000 True Move Co., Ltd., 10.750% due 12/16/13; Market value (including accrued interest) $2,694,867	1,892,187
Reverse Repurchase Agreement with Credit Suisse, dated 1/27/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,250,000 MDC-GMTN B.V., 7.625% due 5/6/19; Market value (including accrued interest) $1,470,795	1,019,250
Reverse Repurchase Agreement with Credit Suisse, dated 4/30/10 bearing 0.500% to be repurchased at an amount and date to be determined, collateralized by: $1,800,000 America Movil SAB de CV, 5.625% due 11/15/17; Market value (including accrued interest) $1,976,606	1,763,100
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.100% to be repurchased at an amount and date to be determined, collateralized by: $3,070,000 RSHB Capital, 6.299% due 5/15/17; Market value (including accrued interest) $3,274,954	2,800,761

22	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

Security	Face Amount

Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.100% to be repurchased at an amount and date to be determined, collateralized by: $2,750,000 TNK-BP Finance SA, 7.875% due 3/13/18; Market value (including accrued interest) $3,012,586

$ 2,628,175
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $3,000,000 Bolivarian Republic of Venezuela, 9.250% due 9/15/27; Market value (including accrued interest) $2,382,942	1,993,800
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.250% to be repurchased at an amount and date to be determined, collateralized by: $3,500,000 Bolivarian Republic of Venezuela, 5.750% due 2/26/16; Market value (including accrued interest) $2,573,080	2,270,800
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 1/12/10 bearing 1.100% to be repurchased at an amount and date to be determined, collateralized by: $1,150,000 UBS Luxembourg SA for OJSC Vimpel Communications, 8.250% due 5/23/16; Market value (including accrued interest) $1,292,298	1,081,460
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 1/27/10 bearing 0.850% to be repurchased at an amount and date to be determined, collateralized by: $1,780,000 Petronas Capital Ltd., 5.250% due 8/12/19; Market value (including accrued interest) $1,842,434	1,682,100
Reverse Repurchase Agreement with Deutsche Bank Securities Inc., dated 4/9/10 bearing 0.950% to be repurchased at an amount and date to be determined, collateralized by: $1,000,000 Vale Overseas Ltd., 6.875% due 11/21/36; Market value (including accrued interest) $1,082,905	879,500
Total reverse repurchase agreements (Proceeds — $21,455,893)	$21,455,893

At April 30, 2010, the Fund had the following open forward foreign currency contracts:

Foreign Currency	Local Currency	Market Value	Settlement Date	Unrealized Gain (Loss)

Contracts to Buy:
Euro	250,000	$ 332,885	5/18/10	$ (17,255)
Contracts to Sell:
British Pound	18,421,493	28,183,613	5/18/10	1,141,194
British Pound	800,000	1,223,945	5/18/10	5,844
Canadian Dollar	2,000,000	1,968,996	5/18/10	(85,191)
Euro	42,367,932	56,414,586	5/18/10	2,619,619
Euro	400,000	532,616	5/18/10	1,043
				3,682,509
Net unrealized gain on open forward foreign currency contracts				$3,665,254

4. Derivative instruments and hedging activities

Financial Accounting Standards Board Codification Topic 815 (“ASC Topic 815”) requires enhanced disclosure about an entity’s derivative and hedging activities.

Below is a table, grouped by derivative type that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at April 30, 2010.

ASSET DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Forward foreign currency contracts	—	$3,767,700	$3,767,700

Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report	23

LIABILITY DERIVATIVES[1]

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts[2]	$10,487	—	$10,487
Forward foreign currency contracts	—	$102,446	102,446
Total	$10,487	$102,446	$112,933

1

Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation (depreciation) and for liability derivatives is payables/net unrealized appreciation (depreciation).

2

Includes cumulative appreciation/depreciation of futures contracts as reported in the footnotes. Only current day’s variation margin is reported within the receivables and/or payables of the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended April 30, 2010. The first table provides additional detail about the amounts and sources of gains/(losses) realized on derivatives during the period. The second table provides additional information about the changes in unrealized appreciation/(depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN OR (LOSS) ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(3,568)	—	$(3,568)
Forward foreign currency contracts	—	$2,805,561	2,805,561
Total	$(3,568)	$2,805,561	$2,801,993

CHANGE IN UNREALIZED APPRECIATION/DEPRECIATION ON DERIVATIVES RECOGNIZED

	Interest Rate Contracts Risk	Foreign Exchange Contracts Risk	Total
Futures contracts	$(10,847)	—	$(10,847)
Forward foreign currency contracts	—	$3,665,254	3,665,254
Total	$(10,847)	$3,665,254	$3,654,407

During the period ended April 30, 2010, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to sell)	$ 508,477
Forward foreign currency contracts (to buy)	13,835,800
Forward foreign currency contracts (to sell)	81,836,266

The Fund has several credit related contingent features that if triggered would allow its derivatives counterparties to close out and demand payment or additional collateral to cover their exposure from the Fund. Credit related contingent features are established between the Fund and its derivatives counterparties to reduce the risk that the Fund will not fulfill its payment obligations to its counterparties. These triggering features include, but are not limited to, a percentage decrease in the Fund’s net assets and/or percentage decrease in the Fund’s Net Asset Value or NAV. The contingent features are established within the Fund’s International Swap and Derivatives Association, Inc. master agreements which govern positions in swaps, over-the-counter options, and forward currency exchange contracts for each individual counterparty.

5. Loan

The Fund has a 364-day revolving credit agreement with a financial institution, which allows the Fund to borrow up to an aggregate amount of $100,000,000. Unless renewed, this agreement will terminate on January 10, 2011. The interest on the loan is calculated at a variable rate based on the

24	Western Asset Global Corporate Defined Opportunity Fund Inc. 2010 Semi-Annual Report

Notes to financial statements (unaudited) (cont’d)

one-month LIBOR plus any applicable margin. To the extent of the borrowing outstanding, the Fund is required to maintain collateral in a special custody account at the Fund’s custodian on behalf of the financial institution. For the period ended April 30, 2010, the Fund incurred interest expense on this loan in the amount of $154,081. At April 30, 2010, the Fund had $50,000,000 of borrowings outstanding under this credit agreement.

6. Distributions subsequent to April 30, 2010

On February 16, 2010, the Board of Directors (the “Board”) of the Fund declared a distribution in the amount of $0.1300 per share payable on May 28, 2010 to shareholders of record on May 21, 2010.

On May 17, 2010, the Board declared three distributions, each in the amount of $0.1300 per share, payable on June 25, 2010, July 30, 2010 and August 27, 2010, to shareholders of record on June 18, 2010, July 23, 2010 and August 20, 2010, respectively.

Western Asset Global Corporate Defined Opportunity Fund Inc.	25

Board approval of management and subadvisory agreements (unaudited)

At an in-person meeting (the “Organization Meeting”) of the Board of Directors (the “Board”) of Western Asset Global Corporate Defined Opportunity Fund Inc. (the “Fund”) held on October 15, 2009, the Board received a proposal from Legg Mason, Inc. (“Legg Mason”) to launch a non-diversified, closed-end management investment company registered under the Investment Company Act of 1940 (the “1940 Act”). As part of this proposal, the Board at the Organization Meeting considered the initial approval for a two-year period of the Fund’s management agreement (the “Management Agreement”), pursuant to which Legg Mason Partners Fund Advisor, LLC (the “Manager”) provides the Fund with investment advisory and administrative services. The Board also approved sub-advisory agreements (individually, a “Sub-Advisory Agreement” and collectively, the “Sub-Advisory Agreements”) with the Manager’s affiliates, Western Asset Management Company (“Western Asset”), Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”). Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London collectively are hereinafter referred to as the “Sub-Advisers,” and Western Asset Singapore, Western Asset Japan, and Western Asset London collectively are hereinafter referred to as the “Non-U.S. Sub-Advisers.” The Sub-Advisers provide sub-advisory services to the Fund pursuant to the Sub-Advisory Agreements. The Manager and the Sub-Advisers are wholly-owned subsidiaries of Legg Mason. The Fund’s primary investment objective is to provide high current income and then to liquidate and distribute all of the Fund’s net assets to shareholders on or about December 2, 2024. As a secondary investment objective, the Fund will seek total return. The Fund intends to pursue its investment objective by investing, under normal market conditions, at least 80% of its total managed assets in a portfolio of U.S. and foreign corporate fixed income securities of varying maturities, including corporate bonds, debentures, notes and other similar types of corporate debt instruments, as well as preferred shares, senior secured floating rate and fixed rate loans or debt, second lien or other subordinated or unsecured floating rate and fixed rate loans or debt, loan participations, payment-in-kind securities, zero coupon bonds, bank certificates of deposit, fixed time deposits and bankers’ acceptances or other hybrid instruments. Under normal conditions, the Fund will invest at least 40% of its managed assets in fixed income securities of foreign issuers located, organized or having a principal place of business outside the United States. Up to 35% of its managed assets may be invested in fixed income securities of below investment grade quality. The Fund may invest up to 20% of its managed assets in mortgage- and asset-backed securities and the Fund may invest up to 20% of its managed assets in securities that, at the time of investment, are considered illiquid. The Fund may use leverage through borrowing, including loans from certain financial institutions, the use of reverse repurchase agreements and/or the issuance of debt securities and possibly through the issuance of preferred stock in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such borrowings and/or issuances. The Fund may not use leverage at all times and the amount of leverage may vary depending upon Western Asset’s outlook for the market and the costs that would be incurred as a result of such leverage. The Fund intends to use leverage principally through borrowings from certain financial institutions in an aggregate amount of up to 20% of its managed assets subject to market conditions and there currently is no intention to issue preferred stock. The Directors who are not “interested persons” (as defined in the 1940 Act (the “Independent Directors”)) of the Fund were assisted in their review by Fund counsel and independent legal counsel and met with independent legal counsel in executive sessions separate from representatives of the Manager and Western Asset. The Independent Directors requested and received information from the Manager and the Western Asset they deemed reasonably necessary for their review of the Management Agreement and the Sub-Advisory Agreements.

Nature, extent and quality of the services to be provided to the Fund under the management agreement and sub-advisory agreements

The Board received and considered information regarding the nature, extent and quality of the respective services to be provided to the Fund and its shareholders by the Manager and the Sub-Advisers under the Management Agreement and the Sub-Advisory Agreements. The Directors also considered the Manager’s supervisory responsibilities in respect of the Sub-Advisers and Western

26	Western Asset Global Corporate Defined Opportunity Fund Inc.

Board approval of management and subadvisory agreements (unaudited) (cont’d)

Asset’s supervisory responsibilities in respect of the Non-U.S. Sub-Advisers. The Board noted that the Fund is newly organized and has no operating history but took into consideration its knowledge gained and information received at regular meetings throughout the year related to the services rendered by the Manager in its management of other funds under the supervision of the Board, including the Manager’s coordination and oversight of the activities of sub-advisers and other service providers to those funds. The Board reviewed information received from the Manager and the Fund’s Chief Compliance Officer (the “CCO”) regarding the compliance policies and procedures established pursuant to the 1940 Act and reviewed the investment program of Western Asset with the CCO.

As a newly organized fund, the Fund had no historical performance information available at the time of the Organization Meeting for the Board to consider in its evaluation of the terms and conditions of the Management Agreement and the Sub-Advisory Agreements. The Board reviewed the investment objectives and policies of the Fund with the Manager and Western Asset and the qualifications, backgrounds and responsibilities of the senior personnel of the Fund and the portfolio management team that would be primarily responsible for the day-to-day portfolio management of the Fund. The Board members discussed with representatives of the Manager and Western Asset the Sub-Advisers’ experience and capabilities in the management of funds and investment vehicles comparable to the Fund and also discussed the Sub-Advisers’ compliance capabilities. The Board also considered, based on its knowledge of the Manager and the Manager’s affiliates, the financial resources available to be employed by Legg Mason for the benefit of the Fund.

The Board also considered the division of responsibilities of the Manager and the Sub-Advisers under the Management Agreement and Sub-Advisory Agreements, respectively, including the Manager’s coordination and oversight of services provided to the Fund by Western Asset and others and Western Asset’s coordination and oversight of services provided by the Non-U.S. Sub-Advisers. The Manager does not provide day-to-day portfolio management services. Rather, portfolio management for the Fund is provided by Western Asset pursuant to the Sub-Advisory Agreement between the Manager and Western Asset (the “Western Asset Sub-Advisory Agreement”). The Western Asset Sub-Advisory Agreement permits Western Asset to delegate certain of Western Asset’s responsibilities, including its sub-advisory duties thereunder, provided that Western Asset, in each case, will supervise the activities of the delegee. The Non-U.S. Sub-Advisers each help provide certain sub-advisory services to the Fund pursuant to a separate Sub-Advisory Agreement with Western Asset.

The Board concluded that, overall, it was satisfied with the nature, extent and quality of the respective services expected to be provided by the Manager under the Management Agreement and by the Manager and the Sub-Advisers under the Sub-Advisory Agreements.

Management fees, expense ratios and profitability

The Board reviewed and considered the contractual management fee (the “Contractual Management Fee”) payable by the Fund to the Manager under the Management Agreement and the contractual management fees (the “Sub-Advisory Contractual Management Fees”) payable to the Sub-Advisers under the respective Sub-Advisory Agreements in light of the nature, extent and quality of the management and sub-advisory services expected to be provided by the Manager and the Sub-Advisers to the Fund. The Contractual Management Fee is an annual fee, payable monthly, in an amount equal to 0.80% of the Fund’s average daily net assets plus proceeds of any outstanding borrowings. The Board noted that the Manager, and not the Fund, pays the Sub-Advisory Contractual Management Fees to Western Asset and, accordingly, that the retention of Western Asset would not increase the fees and expenses to be incurred by the Fund. Similarly, the Board noted that Western Asset, and not the Fund, pays the Contractual Sub-Advisory Fees to each Non-U.S. Sub-Adviser and that the retention of such Non-U.S. Sub-Adviser would not increase the fees and expenses to be incurred by the Fund. The Board also noted that the Manager will provide the Fund with regulatory compliance and administrative services, office facilities and officers (including the chief financial, chief legal and chief compliance officers), and that the Manager will coordinate and oversee the provision of services to the Fund by other fund service providers, including the Sub-Advisers.

Western Asset Global Corporate Defined Opportunity Fund Inc.	27

The Board received and considered information comparing the Contractual Management Fee on a gross basis with those of a group of comparable funds and investment vehicles. The Board obtained confirmation from the Manager that the fees and expenses of the Fund are in line with those of comparable funds and investment vehicles. The Board noted that during periods when the Fund is using leverage through borrowings or the issuance of preferred stock, the fees paid to the Manager and the Sub-Advisers for advisory services will be higher than if the Fund did not use leverage because the fees paid will be calculated on the basis of the Fund’s managed assets, which includes the principal amount of the borrowings and any assets attributable to the issuance of preferred stock. The Manager discussed the expected expense ratio of the Fund and the costs of organization. Management discussed with the Board the Fund’s proposed underwriting arrangements. Underwriters were to receive a sales load of 4.50% of the offering price of each share. The Board noted a proposal by the Manager to pay (i) all of the Fund’s organizational expenses, and (ii) the Fund’s offering expenses (other than sales load) in excess of $0.04 per share. As a newly organized fund, the Board noted that the Fund had no historical profitability information available for the Board to consider at the time of the Organization Meeting but the Board received and reviewed with the Manager pro forma information regarding the projected profitability to the Manager of its services to the Fund. Under the circumstances, the Board concluded that the profitability projected in the pro forma information was reasonable, but did not give such information significant weight in its evaluations.

Economies of scale

The Manager stated that as the Fund’s assets increase over time, the Fund and its shareholders should realize economies of scale as certain expenses, such as fixed fund fees, become a smaller percentage of overall assets. However, the Board noted that the Manager, in the Contractual Management Fee, incorporates no breakpoints to reflect the potential for reducing the Contractual Management Fee or the Sub-Advisory Contractual Management Fees as assets grow. The Board considered that, as a newly organized fund, there was uncertainty regarding the ability of the Fund to attract assets and the rate of asset growth that will be achieved. In light of the uncertainties as to the growth of assets, the Board concluded the Contractual Management Fee structure and the Sub-Advisory Contractual Management Fees structure each is appropriate at this time.

Taking all of the above into consideration, the Board determined that the Contractual Management Fee and the Sub-Advisory Contractual Management Fees were reasonable in light of the expense information presented and the nature, extent and quality of the services expected to be provided under the Management Agreement and the Sub-Advisory Agreements.

Other benefits to the manager

The Board considered other benefits expected to be received by the Manager and its affiliates, including the Sub-Advisers, as a result of the Manager’s relationship with the Fund. In light of the expected costs of providing investment management and other services to the Fund and the Manager’s commitment to the Fund, the other ancillary benefits that the Manager and its affiliates expect to receive were not considered excessive.

Based on their discussions and considerations, including those described above, the Board, including the Independent Directors, approved the Management Agreement and the Sub-Advisory Agreements.

No single factor reviewed by the Board was identified by the Board as the principal factor in determining whether to approve the Management Agreement and the Sub-Advisory Agreement.

28	Western Asset Global Corporate Defined Opportunity Fund Inc.

Dividend reinvestment plan (unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain dividends, on your Common Stock will be automatically reinvested by American Stock Transfer & Trust Company LLC, as agent for the stockholders (the “Plan Agent”), in additional shares of Common Stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all cash distributions paid by check mailed directly to you by American Stock Transfer & Trust Company LLC, as dividend paying agent.

If you participate in the Plan, the number of shares of Common Stock you will receive will be determined as follows:

(1) If the market price of the Common Stock on the record date (or, if the record date is not a NYSE trading day, the immediately preceding trading day) for determining stockholders eligible to receive the relevant dividend or distribution (the “determination date”) is equal to or exceeds 98% of the net asset value per share of the Common Stock, the Fund will issue new Common Stock at a price equal to the greater of (a) 98% of the net asset value per share at the close of trading on the NYSE on the determination date or (b) 95% of the market price per share of the Common Stock on the determination date.

(2) If 98% of the net asset value per share of the Common Stock exceeds the market price of the Common Stock on the determination date, the Plan Agent will receive the dividend or distribution in cash and will buy Common Stock in the open market, on the NYSE or elsewhere, for your account as soon as practicable commencing on the trading day following the determination date and terminating no later than the earlier of (a) 30 days after the dividend or distribution payment date, or (b) the record date for the next succeeding dividend or distribution to be made to the stockholders; except when necessary to comply with applicable provisions of the federal securities laws. If during this period: (i) the market price rises so that it equals or exceeds 98% of the net asset value per share of the Common Stock at the close of trading on the NYSE on the determination date before the Plan Agent has completed the open market purchases or (ii) if the Plan Agent is unable to invest the full amount eligible to be reinvested in open market purchases, the Plan Agent will cease purchasing Common Stock in the open market and the Fund shall issue the remaining Common Stock at a price per share equal to the greater of (a) 98% of the net asset value per share at the close of trading on the Exchange on the determination date or (b) 95% of the then current market price per share.

Common Stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all shares of Common Stock you have received under the Plan.

You may withdraw from the Plan (i.e., opt-out) by notifying the Plan Agent in writing at P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Agent at 877-366-6441. Such withdrawal will be effective immediately if notice is received by the Plan Agent not less than ten business days prior to any dividend or distribution record date; otherwise such withdrawal will be effective as soon as practicable after the Plan Agent’s investment of the most recently declared dividend or distribution on the Common Stock. The Plan may be amended or supplemented by the Fund upon notice in writing mailed to stockholders at least 30 days prior to the record date for the payment of any dividend or distribution by the Fund for which the termination is to be effective.

Upon any termination, you will be sent a certificate or certificates for the full number of shares of Common Stock held for you under the Plan and cash for any fractional share of Common Stock. You may elect to notify the Plan Agent in advance of such termination to have the Plan Agent sell part or all of your Common Stock on your behalf. You will be charged a service charge and the Plan Agent is authorized to deduct brokerage charges actually incurred for this transaction from the proceeds.

There is no service charge for reinvestment of your dividends or distributions in Common Stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases. Because all dividends and distributions will be

Western Asset Global Corporate Defined Opportunity Fund Inc.	29

automatically reinvested in additional shares of Common Stock, this allows you to add to your investment through dollar cost averaging, which may lower the average cost of your Common Stock over time. Dollar cost averaging is a technique for lowering the average cost per share over time if the Fund’s net asset value declines. While dollar cost averaging has definite advantages, it cannot assure profit or protect against loss in declining markets.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions. Investors will be subject to income tax on amounts reinvested under the Plan.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board of Directors, the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan and your account may be obtained from the Plan Agent at 6201 15th Avenue, Brooklyn, New York 11219 or by calling the Plan Agent at 877-366-6441.

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Western Asset
Global Corporate Defined Opportunity Fund Inc.

Directors	Western Asset Global Corporate Defined	Independent registered public accounting firm
Carol L. Colman	Opportunity Fund Inc.	KPMG LLP
Daniel P. Cronin	55 Water Street	345 Park Avenue
Paolo M. Cucchi	New York, New York 10041	New York, New York 10154
Leslie H. Gelb
R. Jay Gerken, CFA	Investment manager	Legal counsel
Chairman	Legg Mason Partners Fund Advisor, LLC	Simpson Thacher & Bartlett LLP
William R. Hutchinson		425 Lexington Avenue
Riordan Roett	Subadvisers	New York, New York 10017
Jeswald W. Salacuse	Western Asset Management Company
	Western Asset Management Company Limited	New York Stock Exchange Symbol
Officers	Western Asset Management Company Pte. Ltd.	GDO
R. Jay Gerken, CFA	Western Asset Management Company Ltd
President and Chief Executive
Officer	Custodian
Kaprel Ozsolak	State Street Bank and Trust Company
Chief Financial Officer	1 Lincoln Street
Ted P. Becker	Boston, Massachusetts 02111
Chief Compliance Officer
John Chiota	Transfer agent
Identity Theft Protection Officer	American Stock Transfer & Trust Company
Robert I. Frenkel	59 Maiden Lane
Secretary and Chief Legal Officer	New York, New York 10038
Thomas C. Mandia
Assistant Secretary
Steven Frank
Treasurer
Jeanne M. Kelly
Senior Vice President

Privacy policy

We are committed to keeping nonpublic personal information about you secure and confidential. This notice is intended to help you understand how we fulfill this commitment. From time to time, we may collect a variety of personal information about you, including:

•  Information we receive from you on applications and forms, via the telephone, and through our websites;

•  Information about your transactions with us, our affiliates, or others (such as your purchases, sales, or account balances); and

•  Information we receive from consumer reporting agencies.

We do not disclose nonpublic personal information about our customers or former customers, except to our affiliates (such as broker-dealers or investment advisers with the Legg Mason family of companies) or as is otherwise permitted by applicable law or regulation. For example, we may share this information with others in order to process your transactions or service an account. We may also provide this information to companies that perform marketing services on our behalf, such as printing and mailing, or to other financial institutions with whom we have joint marketing agreements. When we enter into such agreements, we will require these companies to protect the confidentiality of this information and to use it only to perform the services for which we hired them.

With respect to our internal security procedures, we maintain physical, electronic, and procedural safeguards to protect your nonpublic personal information, and we restrict access to this information.

If you decide at some point either to close your account(s) or become an inactive customer, we will continue to adhere to our privacy policies and practices with respect to your nonpublic personal information.

  NOT PART OF THE SEMI-ANNUAL REPORT

Western Asset Global Corporate Defined Opportunity Fund Inc.

Western Asset Global Corporate Defined Opportunity Fund Inc.
55 Water Street
New York, NY 10041

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time, the Fund may purchase, at market prices, shares of its Common Stock in the open market.

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at www.sec.gov. The Fund’s Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington D.C., and information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. To obtain information on Form N-Q from the Fund, shareholders can call 1-888-777-0102.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio transactions are available (1) without charge, upon request, by calling 1-888-777-0102, (2) on the Fund’s website at www.leggmason.com/cef and (3) on the SEC’s website at www.sec.gov.

This report is transmitted to the shareholders of Western Asset Global Corporate Defined Opportunity Fund Inc. for their information. This is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or any securities mentioned in the report.

American Stock
Transfer & Trust Company
59 Maiden Lane
New York, New York 10038

WASX012645 6/10 SR10-1109

ITEM 2.                  CODE OF ETHICS.

Not Applicable.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT.

Not Applicable.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not Applicable.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not Applicable.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLOCIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not Applicable.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not Applicable.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not Applicable.

ITEM 11.                CONTROLS AND PROCEDURES.

(a)           The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)           There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant’s last fiscal half-year (the registrant’s second fiscal half-year in the case of an annual report) that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS.

(a)  (1)  Not Applicable.

Exhibit 99.CODE ETH

(a)  (2)   Certifications pursuant to section 302 of the Sarbanes-Oxle Act of 2002 attached hereto.

Exhibit 99.CERT

(b)  Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Western Asset Global Corporate Defined Opportunity Fund Inc.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	June 30, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ R. Jay Gerken
(R. Jay Gerken)
Chief Executive Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	June 30, 2010

By:	/s/ Kaprel Ozsolak
(Kaprel Ozsolak)
Chief Financial Officer of
Western Asset Global Corporate Defined Opportunity Fund Inc.

Date:	June 30, 2010